Line of Credit	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Line Of Credit
Line of Credit

Note 7 - Line of Credit

The balance on the Company’s existing line of credit (the “Line of Credit”) was $3,500,000 as of September 30, 2021 and December 31, 2020. The Line of Credit is secured by all assets of the Company and is guaranteed by certain directors of the Company. The Line of Credit is subject to certain covenants, including requirements for debt service coverage ratio, tangible net worth ratio, and liquidity requirements, as outlined in the agreement. Effective November 1, 2021, the maturity date was extended to November 30, 2021, and the waiver for debt covenants was extended to November 30, 2021. The Company is in currently in discussions to refinance the Line of Credit with certain lenders.

8 LINE OF CREDIT

On November 29, 2018, the Company amended its existing line of credit agreement (the “Line of Credit”) to extend the maturity date to November 28, 2019, and increase the fixed interest rate to 6%. On May 29, 2019, the Line of Credit was amended to extend the maturity date to June 5, 2021 and increase the maximum limit to $3,500,000, with an interest rate of 5.25%. Effective June 23, 2020, as a result of Security Agreement 3, outlined in Note 9, the maturity date was amended to December 31, 2020. The balance on the Line of Credit was $3,500,000 as of December 31, 2020 and 2019. The Line of Credit is secured by all assets of the Company and is guaranteed by a member of the Company. The Line of Credit is subject to certain covenants, including requirements for debt service coverage ratio, tangible net worth ratio, and liquidity requirements, as outlined in the agreement. As of December 31, 2020, the Company was not in compliance with all debt covenants. Effective January 26, 2021, the maturity date was amended to June 30, 2021 and covenant requirements were waived for the quarter ended December 31, 2020.